SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2004


                    CONTINENTAL BEVERAGE AND NUTRITION, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-30276                                                  11-3377469
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(Commission File Number)                                   (IRS Employer Number)


100 Quentin Roosevelt Boulevard - Suite 404, Garden City, New York      11530
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         (Address of Principal Executive Offices)                     (ZIP Code)

                                 (516) 222-0100
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.
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           On December 31, 2004, the Board of Directors of Continental Beverage
and Nutrition, Inc. (the "Company") was advised by and the Company's independent accountants, Bloom & Co., LLP ("Bloom"), that they were resigning as auditors effective that date.

           During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the dismissal, the Company has had no disagreements with Bloom on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

           No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following going concern qualification:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company has negative working capital and a significant accumulated deficit from operations. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 11. These financial statements do not include any adjustments that might result from the outcome of this uncertainty."

           The Company has not yet appointed new independent accountants.


Item 7.01  Financial Statements, Pro-forma Financial Information and Exhibits.
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(a)  Financial Statements of Business to be Acquired. Not Applicable.

(b)  Pro-forma Financial Information. Not Required.

(c)  Exhibits.

     16.1 Letter on change of certifying accountant pursuant to Regulation S-B Item 304(a)(3).
                (To be filed by amendment)


                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Continental Beverage and Nutrition, Inc.


Dated: January 7, 2005                   By: /s/ DAVID SACKLER
                                             -----------------------------------
                                             Name:  David Sackler
                                             Title: President

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